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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2000, with respect to the financial statements of Integ Incorporated included in the Registration Statement
(Form S-3) and related Prospectus of Inverness Medical Technology, Inc. for the registration of 3,350,000 shares of its common stock.

/s/ Ernst & Young, LLP

ERNST & YOUNG, LLP
Minneapolis, Minnesota
October 23, 2000